FCX Conference Call 2nd Quarter 2022 Results July 21, 2022

Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs (credits); capital expenditures; operating costs; operating plans; cash flows; liquidity; PT-FI's financing, construction and completion of additional domestic smelting capacity in Indonesia in accordance with the terms of its special mining license (IUPK); FCX’s commitments to deliver responsibly produced copper, including plans to implement and validate all of its operating sites under the Copper Mark and to comply with other disclosure frameworks; execution of FCX's energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business related thereto; achievement of climate commitments and net zero aspiration; improvements in operating procedures and technology innovations; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable) and timing and amount of any share repurchases is at the discretion of the Board of Directors (Board) and management, respectively, and is subject to a number of factors, including maintaining FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, business prospects, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; changes in FCX's cash requirements, financial position, financing or investment plans; changes in general market, economic, tax, regulatory or industry conditions, including as a result of Russia’s invasion of Ukraine or potential global economic downturn or recession; reductions in liquidity and access to capital; the ongoing COVID-19 pandemic and any future public health crisis; political and social risks; operational risks inherent in mining, with higher inherent risks in underground mining; fluctuations in price and availability of commodities purchased; constraints on supply, logistics and transportation services; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesia government’s extension of PT-FI’s export license after March 19, 2023; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; the Indonesia government’s approval of a deferred schedule for completion of additional domestic smelting capacity in Indonesia; cybersecurity incidents; labor relations, including labor-related work stoppages and costs; the results of the human health assessment to evaluate the potential impacts of tailings and mining waste, and compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks and litigation results; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC). Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovation, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves. This presentation also contains financial measures such as unit net cash costs (credits) per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). As required by SEC Regulation G, FCX's calculation and reconciliation of unit net cash costs (credits) per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 2Q22 press release, which is available on FCX's website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 32. For forward-looking non-GAAP measures we are unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is dependent upon future events, many of which are outside of management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

ELECTRIFYING THE FUTURE

2Q22 Highlights

FREEPORT
FOREMOST IN COPPER

- Solid operational results
  - Copper & gold sales 5% & 18% above April 2022 guidance
  - Copper & gold sales 17% & 56% above 2Q21 actuals
  - 2Q unit net cash costs in line with April 2022 guidance
  - Indonesia achieved copper unit net cash credit of $0.02 per lb
- Strong margins/cash flows
  - Adjusted EBITDA of $2.3 bn [1]
  - Results include $355 mm revenue/Adjusted EBITDA reduction on prior period provisionally priced sales [2]
- Retired $754 mm in debt through open-market transactions
- Repurchased $1.8 bn of shares in open market since inception
- $2 bn increase in share repurchase program up to $5 bn
- Strong balance sheet, liquidity and financial flexibility

Key Stats	Actual	April Estimate
Copper Sales (mm lbs)	1,087	1,040
Gold Sales (k ozs)	476	405
Unit Net Cash Costs ($/lb)	$1.41	$1.41

Copper Realization $4.03/lb

Gold Realization $1,827/oz

Cash Flows ($ bns)



$1.6
Operating Cash Flow
$0.9 (3)
CAPEX
2Q22

Net Debt [4]



$3.4
$1.6
2Q21
2Q22

(1) *A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 32.*
(2) *See slide 31 for details on FCX's 2Q22 prior period open pounds adjustment.*
(3) Includes $0.4 bn for major projects and $0.2 bn for the Indonesia smelter projects.
(4) Net debt equals consolidated debt less consolidated cash. 2Q22 includes $0.6 bn in net debt associated with the Indonesia smelter projects.
See Cautionary Statement.

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Copper Structurally Supported by Favorable Long-term Fundamentals 4 Current Copper Market Conditions Price insufficient to support new mine supply development $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0 300,000 600,000 900,000 1,200,000 1,500,000 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Copper Price Inventories (metric tons) Cu Price ($/lb) Global Copper Exchange Inventories Includes LME, COMEX and Shanghai exchanges Source: Bloomberg as of 7/20/22 * June 2022 presentation: Copper outlook under an accelerated energy transition • Physical demand remains strong • Inventories low by historical standards • Ongoing supply disruptions and social challenges in Latin America • Secular growth in metals demand required for clean energy technologies • Project pipeline is thin • Looming supply deficits Rapid decline reflects • Concerns about global economy • Chinese economic data • Rising interest rates • Strength of U.S. dollar Incentive Price: $4.25*

S&P Global Copper Study Published in July 2022 5 Key takeaways from independent study led by Dan Yergin as project chairman • Copper — the “metal of electrification” — is essential to all energy transition plans • Copper demand is projected to grow from 25 million metric tons (MMt) today to about 50 MMt by 2035, a record-high level that will be sustained and continue to grow to 53 MMt by 2050 • Potential supply-demand gap is expected to be very large as the transition proceeds • Substitution and recycling will not be enough to meet the demands of electric vehicles (EVs), power infrastructure, and renewable generation • Unless massive new supply comes online in a timely way, the global goal of Net-Zero Emissions by 2050 will be short-circuited and remain out of reach

ELECTRIFYING THE FUTURE

Management Success & Experience in Successfully Navigating Prior Downturns

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FOREMOST IN COPPER

2008/2009

Global Financial crisis 18 months after Phelps Dodge Acquisition

- Aggressive actions to reduce capital & costs
- Flexed operating plans
- Debt free by 2011
- Share price recovery: up 5x in two years from bottom

2015/2016

China slowdown

- Significant reduction in costs and capital
- Flexed operating plans
- Sold assets at attractive prices
- Reduced net debt by over $9 bn during 2016
- Maintained core set of assets
- Share price recovery: up 1.7x in two years from bottom

2020

COVID-19 Pandemic

- Effective global response: protected workforce/communities and served customers
- Solid cost and capital management
- Achieved important milestones with Grasberg underground project and Lone Star ramp-up
- Share price recovery: up 10x in two years from bottom

- FCX is in a position of strength to navigate the current global market uncertainties following actions in recent years

Built strong balance sheet | Successfully expanded low-cost operations | Maintained flexible growth options

- Long-term market fundamentals and value opportunities for our stakeholders remain extraordinarily favorable

See Cautionary Statement.

6

ELECTRIFYING THE FUTURE

2Q 2022 Operations and Project Update

FREEPORT
FOREMOST IN COPPER



North America

Cu Sales: 389 mm lbs

- Lone Star - Arizona
  - Increasing operating rates to achieve 300 mm lbs of copper/year from oxide ores
  - Future opportunities for large sulfide resource
- Bagdad
  - Progressing 2X concentrator feasibility
- Sulfide Leaching
  - Pursuing technologies to recover low-cost/ low-carbon copper from existing leach stockpiles



South America

Cu Sales: 288 mm lbs

- Cerro Verde - Peru
  - Concentrator facilities set a quarterly record averaging 427k mt/d
  - Positive drill results indicate opportunities to expand reserves with increased ore grades
- El Abra - Chile
  - Long-term growth options under consideration



Indonesia

Cu Sales: 410 mm lbs
Au Sales: 474 k ozs

- Grasberg
  - Sustained strong underground performance
  - Industry-leading cost position
  - Advancing mill projects, dual-fuel power plant and Kucing Liar development
  - Smelter construction activities in-progress

See Cautionary Statement.



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Annual Sales Profile July 2022 Estimate (1) Consolidated copper sales include 741 mm lbs in 2021, 834 mm lbs in 2022e, 1,430 mm lbs in 2023e and 1,408 mm lbs in 2024e for noncontrolling interests; excludes purchased copper. (2) Consolidated gold sales include 253k ozs in 2021, 318k ozs in 2022e, 796k ozs in 2023e and 820k ozs in 2024e for noncontrolling interests. e = estimate. See Cautionary Statement. 0 1 2 3 4 5 2021 2022e 2023e 2024e 3.8 4.2 4.45 4.2 0 1 2 2021 2022e 2023e 2024e 1.4 1.7 1.7 1.6 0 25 50 75 100 2021 2022e 2023e 2024e 82 80 80 80 (million ozs)(billion lbs)Copper Sales(1) Gold Sales(2) (million lbs)Molybdenum Sales 8

($ and ¢ per pound of copper) April 2022e Guidance Price Assumptions $4.75 Cu / $1,950 Au / $19 Mo Impacts July 2022e Guidance Price Assumptions $3.25 Cu / $1,700 Au / $16 Mo Site Production & Delivery $2.10 +3¢* $2.13 By-product Credits (1.00) +5¢** (0.95) Treatment Charges 0.16 No Change 0.16 Royalties & Export Duties 0.18 -2¢ 0.16 Net Unit Cash Costs $1.44 $1.50 Reconciliation of 2022e Unit Net Cash Cost Guidance e = estimate. See Cautionary Statement. * Reflects higher energy costs and consumables, impacts of change in estimate for copper in leach pad at El Abra, partly offset by currency exchange rates and lower profit sharing ** Reflects lower gold and molybdenum price assumptions for 2H22e 9 *** Support costs, taxes/fees, social costs & other 2022e Site Production Costs Breakdown Materials and Supplies 33% Labor 28% Energy 22% Other 11%*** Acid 6%

10 NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 1,000 Chilean peso, 15,000 Indonesian rupiah, $0.69 Australian dollar, $1.04 Euro, 3.90 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $3.00/lb Cu $4.00/lb Cu $5.00/lb Average ’23e/’24e $0 $3 $6 $9 $12 Cu $3.00/lb Cu $4.00/lb Cu $5.00/lb Average ’23e/’24e ($ in bns except copper, gold and molybdenum prices) Operating cash flow l Excludes working capital changes ($1,700/oz gold, $16/lb molybdenum) EBITDA l ($1,700/oz gold, $16/lb molybdenum) EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’23e/’24e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $335 Molybdenum +/-$1.00/lb $ 70 Gold +/-$50/oz $ 55 Currencies (1) +/-10% $160 Diesel +/-10% $ 80 Copper +/-$0.10/lb $430 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 80 Currencies(1) +/-10% $225 Diesel +/-10% $110

2021 2022e 2023e Consolidated Capital Expenditures Excluding Indonesia Smelter Projects CAPEX (1) Major Projects (1) See slide 29; Indonesia smelter projects are being funded with PT-FI’s senior notes and its available revolving credit facility. (2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement. (3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.2 bn in 2022e and $0.7 bn in 2023e). For detail of discretionary spending see slide 30. NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow (as defined on slide 14) calculation for purposes of the performance-based payout framework. e= estimate. See Cautionary Statement. Other $1.3 $1.9 $0.6 Net of Scheduled Contributions ($ in bns) $1.7(2) $2.9(2) $3.1 $1.3(3) $1.2 $ 11 $3.1 $1.3 $0.9(3) Planned Discretionary Planned Discretionary $0.9 $0.6

Future Growth Embedded in Existing Asset Base Provides Increased Leverage to Copper Prices • Advancing sulfide leaching technologies • Targeting near-term increases of 100-200 mm lbs per annum • Double concentrator capacity • Commencing feasibility study, stakeholder engagement • Increasing confidence in commencing construction in 2023 for potential 2026 start-up • Commenced development of underground copper/gold reserves • Benefits from substantial shared infrastructure 12 • Near-term oxide expansions • Increasing exploration to define resource • Potential long-term sulfide investment • Large sulfide resource supports a major expansion opportunity • Preparations for submitting environmental impact statement and stakeholder engagement • Monitoring regulatory and fiscal matters New Leach Technologies Americas Bagdad Expansion Arizona Kucing Liar Grasberg District Indonesia El Abra Expansion Chile Lone Star Expansions Arizona

13 $0 $2 $4 $6 $8 2022 2023 2024 2025 2026 2027 Thereafter Strong Balance Sheet and Liquidity Attractive debt maturity profile (US$ bns) $7.9 4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes$ - $1.0 3.875% Sr. Notes Callable at par in 4Q22 $0.8 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes 8.1 PT-FI Senior Notes 3.0 Total Debt $ 11.1 Consolidated Cash and Cash Eq. $ 9.5 Net Debt (1) $ 1.6 Net Debt/Adjusted EBITDA(2) 0.1x $ - at 6/30/22Total Debt & Cash $ - $ 1.4 (1) Includes $0.6 bn associated with the Indonesia smelter projects. (2) Trailing 12-months. (3) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2023/2024. See Cautionary Statement. (3) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Open Market Debt Retirements • Purchased $754 mm of Sr. Notes in open market during 2022, including $582 mm in 2Q22 • 5% discount to par • Annual interest savings ~ $36 mm

ELECTRIFYING THE FUTURE

Financial Policy

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FOREMOST IN COPPER

Priorities

- Maintain strong balance sheet
- Cash returns to stockholders
- Advance organic growth opportunities

Up to 50% Free Cash Flow(1) to Be Returned
To stockholders under performance-based payout framework

$0.60 Per Share in Dividends
Includes $0.30 per share annual base dividend and $0.30 per share variable dividend for 2022

Share Repurchase Program Scorecard as of July 20, 2022

Authorized	Repurchased	Remaining
$5.0 billion Includes $2 bn increase in July 2022	~$1.8 billion Includes $0.5 bn in 1Q22 and $0.8 bn since 1Q22	~$3.2 billion
Shares Repurchased	**Avg. Price**	**Shares Outstanding**
47.9 million Including 35.1 mm in 2022	$38.35 per share 2Q22 $37.66/share avg. July $28.30/share avg.	~1.429 billion As of July 20, 2022

Board will review structure of performance-based payout framework at least annually

NOTE: Target net debt $3 - $4 bn, excluding project debt for additional smelting capacity in Indonesia.
(1) Available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
See Cautionary Statement.

14

Long-lived reserves Embedded growth options Strong balance sheet Cash returns for shareholders Responsible producer of scale Experienced management team 15 Executing Clearly Defined Strategy Focused on Copper

16

Reference Slides

18 Copper – Metal of the Future Critical to Global Decarbonization Source: International Copper Association See Cautionary Statement. Freeport is strategically positioned as a leading copper producer. Global Decarbonization is Expected to Drive Intensity of Copper Use More than 65% of the world’s copper is used in applications that deliver electricity Electric vehicles use up to four times more copper than internal combustion engines Copper consumption associated with electric vehicles and renewable energy technologies to grow rapidly Renewable energy technologies use four to five times more copper than fossil fuel power generation

The Copper Mark 19 Recognition for Responsible Production • Assurance framework developed to demonstrate the copper industry’s responsible production practices • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices • Copper Mark governed by independent board including NGO participation and multi-stakeholder advisory council • Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative’s Risk Readiness Assessment • Requires third-party assurance of site performance and independent Copper Mark validation every three years • FCX is committed to achieving the Copper Mark at all of our copper producing sites • The Copper Mark is currently evaluating an extension of its framework to metals that are produced as a by-product of copper; FCX supports this effort COPPER MARK STATUS BY SITE: AWARDED Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) El Abra mine (Chile) El Paso refinery (TX) Miami mine & smelter (AZ) Morenci mine (AZ) Safford mine (AZ) Sierrita mine (AZ) Tyrone mine (NM) LETTER OF COMMITMENT PT-FI mine (Indonesia) Note: Copper Mark status as of 07/20/2022 See Cautionary Statement.

Financial Highlights Copper Consolidated Volumes (mm lbs) 1,087 929 Average Realization (per lb) $ 4.03 $ 4.34 Site Production & Delivery Costs (per lb) $ 2.09 $ 2.02 Unit Net Cash Costs (per lb) $ 1.41 $ 1.48 Gold Consolidated Volumes (000’s ozs) 476 305 Average Realization (per oz) $1,827 $1,794 Molybdenum Consolidated Volumes (mm lbs) 20 22 Average Realization (per lb) $19.44 $13.11 2Q22 (1) Includes working capital and other sources of $0.1 bn for 2Q22 and $0.5 bn for 2Q21. (2) 2Q22 includes $3.0 bn in senior notes issued by PT-FI in April 2022. (3) 2Q22 includes $2.4 bn at PT-FI for future smelter funding. Revenues $ 5.4 $ 5.7 Net Income Attributable to Common Stock $ 0.8 $ 1.1 Diluted Net Income Per Share $ 0.57 $ 0.73 Operating Cash Flows $ 1.6 $ 2.4 Capital Expenditures $ 0.9 $ 0.4 Total Debt $ 11.1 $ 9.7 Consolidated Cash and Cash Equivalents $ 9.5 $ 6.3 (1) (in billions, except per share amounts) Sales Data Financial Results 2Q21 20 (2) (3)

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2Q22 Mining Operating Summary

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FOREMOST IN COPPER

Sales From Mines for 2Q22 & 2Q21 by Region


North America
South America (2)
Indonesia (3)
389
389
20(1)
22(1)
Cu
mm lbs
Mo
mm lbs
2Q22
2Q21
2Q22
2Q21
288
230
2Q22
2Q21
410
310
474
302
Au
000 ozs
2Q22
2Q21
2Q22
2Q21

2Q22 Unit Net Cash Costs (per lb of Cu)

	North America	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs.	$2.50	$2.48	$1.43	$2.09
By-product Credits	(0.35)	(0.35)	(2.17)	(1.04)
Treatment Charges	0.11	0.15	0.24	0.18
Royalties & Export Duties	-	0.01	0.48	0.18
Unit Net Cash Costs (Credits)	$2.26	$2.29	$(0.02)	$1.41

(1) Includes 7 mm lbs in 2Q22 and 4 mm lbs in 2Q21 from South America.
(2) Silver sales totaled 1.1 mm ozs in 2Q22 and 0.8 mm ozs in 2Q21.
(3) Silver sales totaled 1.6 mm ozs in 2Q22 and 1.4 mm ozs in 2Q21.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery costs applicable to sales reported *in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 2Q22 press release, which is available on FCX's website.*

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2022e Operational Data 22 22 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $1,700/oz for gold and $16/lb for molybdenum for 2H22e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. e = estimate. See Cautionary Statement. (per lb of Cu) Site Production & Delivery, excl. adjs.(4) $2.48 $2.49 $1.52 $2.13 By-product Credits (0.33) (0.33) (2.00) (0.95) Treatment Charges 0.10 0.14 0.24 0.16 Royalties & Export Duties - 0.01 0.42 0.16 Unit Net Cash Costs $2.25 $2.31 $0.18 $1.50 2022e Unit Net Cash Costs (3) 1,160 80 1,505 1,549 1.7 (2) North America IndonesiaSouth America by Region2022e Sales Mo mm lbs Cu mm lbs Au mm ozs North South America America Indonesia Consolidated

ELECTRIFYING THE FUTURE

2022e Outlook

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FOREMOST IN COPPER

Sales Outlook

- Copper: 4.2 billion lbs
- Gold: 1.7 million ozs
- Molybdenum: 80 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2022e: $2.13/lb
  - 3Q22e: $2.23/lb
- After by-product credits (1)
  - 2022e: $1.50/lb
  - 3Q22e: $1.67/lb

Operating Cash Flows (2)

- ~$4.5 billion(3) @ $3.25/lb copper for 2H22e
- Each 10¢/lb change in copper in 2H22e = $230 million impact

Capital Expenditures

- $3.1 billion (4) (excluding smelter(5))
  - $1.9 billion for major projects
  - $1.2 billion for other mining

(1) Assumes average prices of $1,700/oz gold and $16/lb molybdenum in 2H22e.

(2) Assumes average prices of $1,700/oz gold and $16/lb molybdenum in 2H22e; each $100/oz change in gold would have an approximate $80 mm impact and each $2/lb change in molybdenum would have an approximate $50 mm impact.

(3) Net of $1.4 billion of working capital and other uses.

(4) PT Inalum scheduled contributions in 2022e approximate $0.2 bn. Major projects CAPEX includes $1.3 bn for planned projects and $0.6 bn of discretionary projects.

(5) Indonesia smelter projects are being funded with PT-*FI's senior notes and its available revolving credit facility.*

e = estimate. See Cautionary Statement.



23

24 2022e Quarterly Sales 0 200 400 600 800 1,000 1,200 1Q22 2Q22 3Q22e 4Q22e 1,024 1,087 1,020 1,083 Note: Consolidated gold sales include 76k ozs in 1Q22, 89k ozs in 2Q22, 75k ozs in 3Q22e and 78k ozs in 4Q22e for noncontrolling interests. e = estimate. See Cautionary Statement. Note: Consolidated copper sales include 194 mm lbs in 1Q22, 212 mm lbs in 2Q22, 210 mm lbs in 3Q22e and 218 mm lbs in 4Q22e for noncontrolling interests; excludes purchased copper. 0 5 10 15 20 25 1Q22 2Q22 3Q22e 4Q22e 19 20 21 20 0 100 200 300 400 500 1Q22 2Q22 3Q22e 4Q22e 409 400 420 (million lbs)Copper Sales (thousand ozs)Gold Sales (million lbs)Molybdenum Sales 476

PT-FI Mine Plan Metal Sales, 2021 – 2026e NOTE: Amounts are projections. Timing of annual sales will depend on a number of factors, including operational performance, timing of shipments, and other factors. FCX's economic interest in PT-FI approximates 81.27% through 2022 and 48.76% thereafter. e = estimate. See Cautionary Statement. 1.3 1.55 1.6 1.65 1.55 1.5 1.3 1.7 1.7 1.6 1.5 1.35 2021 2022e 2023e 2024e 2025e 2026e Cu bn lbs Au mm ozs Total: 7.9 billion lbs copper Annual Average: ~1.6 billion lbs 2022e – 2026e Copper Total: 7.9 million ozs gold Annual Average: ~1.6 million ozs 2022e – 2026e Gold 25

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Lone Star Update

FREEPORT
FOREMOST IN COPPER

Oxides

2P Reserves: 4.9 billion lbs


120 (1)
96
75
Stacking rate (k t/d)
Low capital intensity investment in additional mining and processing equipment
Original Design 2020 start-up
2021
Incremental Expansion
~200 mm
~250 mm (2) lbs/annum
~300 mm

Sulfides

Mineral Potential: ~50 billion lbs (3)

- Success of oxide development advances opportunity for scale
- Design to incorporate combined leach and concentrate facilities – similar to Morenci
- Next steps
  - Ongoing exploration to support metallurgical testing
  - Scoping studies/mine planning scenarios

(1) Initially at 105k t/d with ramp-up to 120k t/d by 2024e.
(2) Excludes historic Safford leach material which currently approximates 25 mm lbs/annum.
(3) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves.
e = estimate See Cautionary Statement.

26

27 Advancing New Leach Technologies Taking Leach to the Next Level South America 16% Other North America 34% Morenci 50% Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods 38 bn lbs Contained* * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves and mineral resources. See Cautionary Statement. ● Industry leader with long history of leach production ● Internal and external initiatives to advance sulfide leaching technologies and to drive continuous recovery improvement ● Data analytics providing new insights to drive additional value ● Focused on traditional ores and ores that have been typically considered difficult to leach, like chalcopyrite ● Leveraging both R&D and in-field trials at existing leach stockpiles and future opportunities to recover copper from below mill cut-off grade material ● Success would enable utilization of latent tank house capacity with limited capital investment ● Low carbon and water-use footprint

3D Concept Map of PMR (1) Dependent on no further COVID-19-related disruptions; PT-FI has requested an extension of the timeline for the greenfield smelter from the Indonesian government. (2) Excludes capitalized interest, owner’s costs and commissioning. See Cautionary Statement. PTS Smelter at Gresik Concentrate Storage Smelting Furnaces Electrorefinery Slag ConcentratorAcid Plant Utilities, Effluent treatment Acid Tanks Slag Cooling From/To Jetty, Wharf Final Cathodes Acid To Tanks PMR Slimes Final Slag Overall Smelting Process Indonesia Downstream Processing Activities Precious Metals Refinery (PMR) • To be constructed to process gold and silver from greenfield smelter and PT Smelting • Cost estimate: $400 mm Greenfield Smelter • 1.7 mm mt of annual concentrate capacity • Designed to be world’s largest flash smelter/convertor facility • Advancing groundwork/preparation • Project expected to be completed as soon as feasible in 2024 (1) • Target price: ~$2.8 bn (2) • 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity • Completed commercial arrangements in 4Q21 • Target completion of YE 2023 • Cost estimate: $250 mm PT Smelting Expansion 28

ELECTRIFYING THE FUTURE

Indonesia Downstream Processing Update

FREEPORT
FOREMOST IN COPPER

PT-FI's Downstream Commitment

- PT-FI committed in 2018 IUPK to construct 2 mm tpy in-country Cu concentrate processing capacity
  - Greenfield project expected to be completed as soon as feasible in 2024[1]
  - PT Smelting expansion expected to be completed by end of 2023
- Financing in place to fund construction activities

Preliminary Estimate of Spending on Greenfield Smelter and PMR to be shared 51% / 49% (PT Inalum/FCX) [2]

($ in bns)


$0.2
$1.4
$1.2
$0.6
2021
2022e
2023e
2024e

July 2022


MANYAR SMELTER PROJECT
20 July 2022
Aerial View from NorthWest to SouthEast
Aerial View MSP Area

NOTE: See slide 28 for additional details.

(1) Dependent on no further COVID-19-related disruptions; PT-FI has requested an extension of the timeline for the greenfield smelter from the Indonesian government.

(2) Capital spending on the greenfield smelter will be debt financed and will not be deducted from cash available for returns to FCX *shareholders. Excludes capitalized interest, owner's costs and commissioning.*

e = estimate. See Cautionary Statement.

29

ELECTRIFYING THE FUTURE

Discretionary Capital Projects*

FREEPORT
FOREMOST IN COPPER

Kucing Liar

- Commenced long-term mine development activities
- Approximate 10-year development timeframe
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$200 mm in 2022e)
- > 6 bn lbs copper & 5 mm ozs gold
  - ~ 600 mm lbs & 500K ozs per annum

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$250 mm (~$100 mm in 2022e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting 300 mm lbs of copper/annum by 2023e
  - +50 mm lbs/yr of incremental production

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$420 mm (~$200 mm in 2022e)
- Targeted completion: 1H24e
- +60 mm lbs/yr & +40K ozs/yr of incremental Cu/Au

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$320 mm (~$45 mm in 2022e)
- Expect to commission in 2024e; full rates in 2025e
- ~$60 mm per annum in incremental EBITDA

Bagdad Expansion

- Early works and equipment: ~$100 mm (~$75 mm in 2023e)

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation (defined on slide 14) for purposes of the performance-based payout framework.
e = estimate. See Cautionary Statement.

30

ELECTRIFYING THE FUTURE

2Q22 Copper Realization & 3Q22e Guidance

FREEPORT
FOREMOST IN COPPER

2Q22 LME Average Copper Price	$4.31/lb
3-Mo. Fwd Price for Copper at the End of June	$3.75lb
FCX 2Q22 Consolidated Copper Price Realization	$4.03/lb (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 2Q22 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $(355) mm Net income: $(154) mm Earnings/share: $(0.10)
3Q22e Open Pound Guidance	• Open lbs priced at $3.75/lb on 6/30/22 • Each $0.05 change in avg copper price in 3Q22 = $14 mm impact to 2022e net income* • LME copper settled at $3.34/lb on 7/20/22

NOTE: When the quarter end forward pricing is below the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be below the quarterly average spot pricing. Conversely, the quarterly copper realization can be expected to be above the quarterly spot price average if quarter end forward curve pricing is above the quarterly average spot price. Quarterly copper realizations by region may vary from the consolidated average.

*Assuming the 3Q copper price averages $3.25/lb, FCX anticipates 3Q results to include $300 mm in revenue/EBITDA reductions on prior period provisionally priced sales

e = estimate. See Cautionary Statement.



31

32 Adjusted EBITDA Reconciliation (1) 2Q22 primarily includes net adjustments to environmental obligations ($13 mm). The 12 months ended 6/30/2022 also includes adjustments to reclamation liabilities at PT-FI ($340 mm), net charges for contested matters at PT-FI ($46 mm), net adjustments to environmental obligations ($24 mm) and nonrecurring labor-related charges at Cerro Verde ($23 mm). Charges for the 12 months ended 6/30/2022 were partly offset by net credits primarily associated with refunds of Arizona transaction privilege taxes related to purchased electricity ($27 mm) and adjustments to prior-period profit sharing at Cerro Verde ($26 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently. ($ in mm) 12 mos ended 2Q22 6/30/2022 Net income attributable to common stock $840 $4,872 Interest expense, net 156 592 Income tax provision 571 2,649 Depreciation, depletion and amortization 507 2,092 Metals inventory adjustments 18 33 Net gain on sales of assets (2) (79) Accretion and stock-based compensation 37 186 Other net charges (1) 19 393 Gain on early extinguishment of debt (8) (8) Other (income) expense, net (11) 83 Net income attributable to noncontrolling interests 198 1,151 Equity in affiliated companies’ net earnings (10) (27) FCX Adjusted EBITDA (2) $2,315 $11,937